UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 21, 2021 (Date of earliest event reported)

ORMAT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32347	88-0326081
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6140 Plumas Street, Reno, Nevada 89519-6075
(Address of principal executive offices) (Zip Code)

(775) 356-9029
(Registrant’s telephone number, including area code)

Not applicable
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Shares	ORA	NYSE

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01          Entry into a Material Definitive Agreement.

On May 21, 2021, Deer Holdings, LLC (“Purchaser”), a wholly-owned subsidiary of Ormat Technologies, Inc. (the “Company”), entered into an Agreement for Purchase of Membership Interests (the “MIPA”) with TG Geothermal Portfolio, LLC (“Seller”), an affiliate of Terra-Gen, LLC (“Terra-Gen”), pursuant to which Purchaser has agreed to purchase from Seller 100% of the outstanding membership interests in certain limited liability companies (the “Acquired Companies”) that directly or indirectly own (a) the nominal 70.9 megawatt (56 megawatt net) Dixie Valley geothermal facility located in Churchill County, Nevada (the “Dixie Valley Project”), (b) a 220-mile-long 230 kilovolt transmission line with grid interconnection in Bishop, California, (c) the nominal 22 megawatt (11.5 megawatt net) Beowawe geothermal facility located in Lander County, Nevada and (d) assets associated with the greenfield development stage Coyote Canyon geothermal project located adjacent to the Dixie Valley Project, for an aggregate cash purchase price of $171 million, and the assumption of $206 million (book value) of long term debt and associated lease (the “Transaction”). The purchase price is subject to a customary post-closing working capital adjustment based on the levels of net working capital of certain of the Acquired Companies as of the closing of the Transaction (the “Closing”).

The MIPA contains customary representations and warranties of Purchaser and Seller for the benefit of the other party. The MIPA also contains customary covenants, including, among others, covenants of Purchaser and Seller to cooperate and use commercially reasonable efforts to obtain all consents required for the Transaction, covenants requiring Seller to cause the Acquired Companies to conduct their business in the ordinary course of business consistent with past practice and to not solicit proposals relating to alternative transactions, covenants regarding the treatment of certain employees of Terra-Gen to whom the Company has agreed to make offers of employment as of the Closing and casualty and condemnation covenants. The representations and warranties contained in the MIPA, other than certain fundamental representations and warranties, will not survive the Closing, and the Company’s primary recourse with respect to damages resulting from a breach of such representations and warranties of Seller will be against a representations and warranties insurance policy issued to the Company in connection with the MIPA. The representations and warranties insurance policy is subject to customary conditions, exclusions and deductibles.

The Closing is expected to occur during the second half of fiscal year 2021, subject to the satisfaction of customary conditions contained in the MIPA, including, among others, (a) receipt of certain third party consents, (b) expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (c) the absence of injunctions or other legal restraints prohibiting the Transaction, (d) the accuracy of Purchaser’s and Seller’s representations and warranties in the MIPA and (e) compliance by Purchaser and Seller with their respective covenants in the MIPA.

The MIPA may be terminated in certain circumstances, including if the Transaction has not been consummated by August 20, 2021.

The foregoing description of the MIPA and the transactions contemplated thereby does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the MIPA, a copy of which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ending June 30, 2021.

The MIPA will be filed to provide the Company’s investors with information regarding its provisions. It is not intended to provide any other information about the Company, its subsidiaries or its affiliates. The representations and warranties contained in the MIPA were made only for purposes of the MIPA and as of specific dates, are solely for the benefit of Purchaser and Seller, may be subject to limitations agreed upon by Purchaser and Seller (including as set forth in confidential disclosure schedules provided by Seller to Purchaser in connection with the signing of the MIPA), may have been made for the purposes of allocating contractual risk between Purchaser and Seller instead of establishing the matters covered by them as facts, and may be subject to standards of materiality applicable to the Purchaser, Seller, the Company or Terra-Gen that differ from those applicable to the Company’s investors. The Company’s investors are not third-party beneficiaries to the representations and warranties contained in the MIPA and should not rely on those representations and warranties or any descriptions of them as the actual state of facts or condition of Purchaser, Seller, the Company or Terra-Gen or any of their respective subsidiaries or affiliates.

Item 7.01    Regulation FD Disclosure.

On May 24, 2021, the Company issued a press release announcing its entry into the MIPA. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Registrant dated May 24, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this report that address activities, events or developments that we expect or anticipate will or may occur in the future, including such matters as our projections of annual revenues, expenses and debt service coverage with respect to our debt securities, future capital expenditures, business strategy, competitive strengths, goals, development or operation of generation assets, market and industry developments and the growth of our business and operations, are forward-looking statements. When used in this report, the words “may”, “will”, “could”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “projects”, “potential”, or “contemplate” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain such words or expressions. These forward-looking statements generally relate to our plans, objectives and expectations for future operations and are based upon management’s current estimates and projections of future results or trends. Although we believe that our plans and objectives reflected in or suggested by these forward-looking statements are reasonable, we may not achieve these plans or objectives. You should read this report completely and with the understanding that actual future results and developments may be materially different from what we expect attributable to a number of risks and uncertainties, many of which are beyond our control.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC.

By: /s/ Doron Blachar
Name: Doron Blachar
Title: Chief Executive Officer

Date: May 24, 2021